UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Next 1 Interactive, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEXT 1 INTERACTIVE, INC.
2690 Weston Road, Suite 200
Weston, FL 33331

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Next 1 Interactive, Inc. (the “Company”) will be held on Friday, February 10, 2012, at 9:00 a.m. at our executive offices located at 2690 Weston Road, Suite 200, Weston, FL 33331, for the purposes of:

1.	Electing the four (4) directors nominated by the Company to hold office until the next annual meeting of stockholders;

2.	Ratification of Sherb & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2012; and

3.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on December 20, 2011, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof. The proxy materials will be furnished to stockholders on or about December 26, 2011.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ William Kerby
Chief Executive Officer and Vice-Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

NEXT 1 INTERACTIVE, INC.
2690 Weston Road, Suite 200
Weston, FL 33331

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, FEBRUARY 10, 2012

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Next 1 Interactive, Inc. (herein after referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders to be held at our executive offices located at 2690 Weston Road, Suite 200, Weston, FL 33331 on February 10, 2012, at 9:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about December 26, 2011.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on December 20, 2011, will be entitled to receive notice of, to attend and to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the person named in the form of proxy, namely, William Kerby, our Chief Executive Officer, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of Sherb & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2012; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of December 20, 2011, there were 221,622,256 shares of common stock, and 809,611 shares of Series A 10% Cumulative Convertible Preferred Stock (“Series A Preferred Stock”), which votes as a single class with the common stock on the basis of 100 votes for each outstanding share of Series A Preferred Stock, issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. The outstanding shares of common stock and Series A Preferred Stock collectively constitute all of the outstanding capital stock of the Company. The Company does not expect our shares of common stock and Series A Preferred Stock issued and outstanding to significantly change as of our record date.

A majority of the total possible votes (estimated to be 110,811,129 votes), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Sherb & Co., LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2012 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

Under Nevada state law and provisions of the Company’s Articles of Incorporation and By-Laws, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of common stock and Series A Preferred Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Next 1 Interactive, Inc. has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on February 10, 2012 at 9:00 a.m. local time at our executive offices located at 2690 Weston Road, Suite 200, Weston, FL 33331. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about December 26, 2011 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended February 28, 2011 as filed with the SEC on June 15, 2011.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint William Kerby, our Chief Executive Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing Mr. Kerby to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the four nominated members of our Board of Directors; and

•	the ratification of our independent registered public accounting firm, Sherb & Co., LLP, for the fiscal year ending February 28, 2012.

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR each of the four persons nominated for director;

•	FOR the ratification of our independent registered public accounting firm, Sherb & Co., LLP, for the fiscal year ending February 28, 2012.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were 221,622,256 shares of common stock, and 809,611 shares of Series A Preferred Stock outstanding on December 20, 2011. Beneficial owners hold their shares at brokerage firms and other financial institutions. Only stockholders of record at the close of business on December 20, 2011 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share of common stock entitles its holder to one vote, and each share of Series A Preferred Stock entitles its holder to 100 votes. All shares of common stock and Series A Preferred Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on December 20, 2011, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on December 20, 2011, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•
By Mail.   If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 2690 Weston Road, Suite 200, Weston, FL 33331 a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Sherb & Co., LLP as the Company’s independent registered public accounting firm for the year ending February 28, 2012, but cannot vote on non-routine matters, such as the election of directors.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock and Series A Preferred Stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock and Series A Preferred Stock entitled to vote are required to ratify Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2012.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in a Form 8-K which we will file with the SEC within four business days of the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Next 1 Interactive, Inc. 2690 Weston Road, Suite 200, Weston, FL 3333, by phone at or by sending a letter to Adam Friedman, our Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series A Preferred Stock as of December 20, 2011 by (i) each executive officer of the Company, (ii) each member of our board of directors, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our Common Stock or Series A Preferred Stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our Common Stock and Series A Preferred Stock listed as owned by such person. The address of each person is the address of the Company unless otherwise noted.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Owner		Percent of Class (1)	Percent of Total Voting Power (2)

Common Stock	William Kerby	14,422,316	(3)	6.2%	27.9%
Series A Preferred Stock	CEO & Chairman	809,611	(4)	100.0%

Common Stock	Warren Kettlewell	16,922,121	(5)	7.3%	2.6%
Series A Preferred Stock	Director	—		—

Common Stock	Adam Friedman	200,000	(6)	*	—
Series A Preferred Stock	Chief Financial Officer	—		—

Common Stock	Pat LaVecchia	1,100,000	(7)	*	*
Series A Preferred Stock	Director	—		—

Common Stock	Don Monaco	1,100,000	(8)	*	*
Series A Preferred Stock	Director	—		—

Common Stock	All Officers and Directors as a group (1)	33,744,437		14.0%	31.0%
Series A Preferred Stock	(5 persons)	809,611		100.0%

Common Stock	Premiere Communications	15,000,000		6.8%	5.0%
Series A Preferred Stock	Advertising, LLC	—		—

* Less than 1%.

(1)
The percentage of Common Stock held by each listed person is based on 221,622,256 shares of Common Stock issued and outstanding as of December 20, 2011. The percentage of Series A Preferred Stock held by each person is based on 809,611 shares of Series A Preferred Stock issued and outstanding as of December 20, 2011. Pursuant to Rule 13d-3 promulgated under the Exchange Act, any securities not outstanding which are subject to warrants, rights or conversion privileges exercisable within 60 days are deemed to be outstanding for purposes of computing the percentage of outstanding securities of the class owned by such person but are not deemed to be outstanding for the purposes of computing the percentage of any other person.

(2)	Represents total combined voting power under common stock and Series A Preferred Stock.

(3)
William Kerby owns 3,421,057 shares individually. In addition, on October 3, 2011, the Company issued to Mr. Kerby 400,000 stock options of which 50% vested immediately, therefore 200,000 shares are also included in beneficial ownership. Mr. Kerby owns 809,610 of Series A Convertible Preferred shares which are convertible into 10,794,813 common shares which are included in beneficial ownership. Mr. Kerby’s family member holds an additional 1,446 shares. Mr. Kerby is also the owner of In-Room Retail Systems, LLC, an inactive company, which owns 5,000 shares. Due to these relationships, Mr. Kerby beneficially owns 14,422,316 shares of common stock of the Company.

(4)	The Series A Preferred Stock votes as a single class with the common stock on the basis of 100 votes for each share of Series A Preferred Stock.

(5)
Warren Kettlewell holds 3,503,711 shares individually. In addition, on October 3, 2011, the Company issued to Mr. Kettlewell 200,000 stock options of which 50% vested immediately, therefore 100,000 shares are also included in beneficial ownership. Mr. Kettlewell's family members hold an additional 4,437,711 shares. Mr. Kettlewell also owns 8,880,699 warrants that can be converted in 8,880,699 shares. Due to these relationships, Mr. Kettlewell beneficially owns 16,922,121 shares of common stock of the Company.

(6)	On October 3, 2011, the Company issued to Adam Friedman 400,000 stock options of which 50% invested immediately, therefore 200,000 shares are included in beneficial ownership.

(7)
Pat LaVecchia holds 1,000,000 shares individually. In addition, on October 3, 2011, the Company issued to Mr. LaVecchia 200,000 stock options of which 50% vested immediately, therefore 100,000 shares are also included in beneficial ownership.

(8)
Donald P. Monaco holds 500,000 shares individually. In addition, on October 3, 2011, the Company issued to Mr. Monaco 200,000 stock options of which 50% vested immediately, therefore 100,000 shares are also included in beneficial ownership. Mr. Monaco also owns 500,000 warrants that can be converted in 500,000 shares.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our Board of Directors (the “Board”) currently consists of four (4) persons and all of them have been nominated by the Company to stand for re-election. Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director’s earlier resignation or removal.

Nominees for Election as Director

The following sets forth certain information about each of the director nominees:

William Kerby (54) – Chief Executive Officer and Chairman: Mr. Kerby has been the Chairman and CEO of Next 1 Interactive, Inc. and its predecessors, Extraordinary Vacations Group and Cruise Shoppes since 2002. During this period he has overseen the development and operations of the Travel, Real Estate and Media divisions of the company.  Prior to 1999, Mr. Kerby operated several businesses in the travel sector including Thrifty Car Rental (B.C. Master License), Travel Plus (nationwide travel agencies), Blue Bird Holidays (United Kingdom and South Africa Tour Operator) and Leisure Canada (Hotel and Resort Development).  From 1999 to 2002– Mr. Kerby was the Founder and CEO of Travelbyus a publicly traded company on the TSX and NASD Small Cap. The launch included an intellectually patented travel model that utilized technology-based marketing to promote its travel services and products. Mr. Kerby negotiated the acquisition and financing of 21 Companies encompassing multiple tour operators, 2,100 travel agencies, media that included print, television, outdoor billboard and wireless applications and leading edge technology in order to build and complete the Travelbyus model. The company had over 500 employees, gross revenues exceeding $3 billion and a market cap over $900 million. Shortly after the tragic events of September 11, 2001, the company was broken apart and a small group of investors and management from Travelbyus Travel operations took over the Company owned cruise division. From 2002 to 2004 Mr. Kerby was appointed Chairman of Cruise & Vacation Shoppes and was given the mandate to expand the operations focusing on a marketing driven travel model.” In June 2004 Cruise & Vacation Shoppe was merged into Extraordinary Vacations Group which encompassed “Cruise & Vacation Shoppes”, “Attaché Concierge Services”, The Travel Magazine TV series and the luxury tour operator “Maupintour”. In October 2008 Extraordinary Vacations was rolled into Next 1 Interactive Inc. to allow for further expansion of the Company into Media and Real Estate programs. This was done through the acquisition of the “Home Preview Channel” by Next 1 in November 2008. Since then the company has focused on the development of a new marketing and media model for both travel and real estate sectors, thereby continuing its quest to deliver both Travel and Real Estate TV programming with supporting Video on Demand television and web applications to viewers. Kerby’s experience as our founder led to the conclusion that he should serve as the Chairman of the Company.

Pat LaVecchia (45) - Director: Mr. LaVecchia has been a director of the Company since April 2011. Mr. LaVecchia has been a founding principal and Managing Partner of LaVecchia Capital LLC (“LaVecchia Capital”), a merchant banking and investment firm, since 2007 and has over 20 years of experience in the financial industry. Mr. LaVecchia has built and run several major Wall Street groups and has extensive expertise in capital markets, including initial public offerings, secondary offerings, raising capital for private companies and PIPEs as well as playing the leading role in numerous mergers, acquisitions, private placements and high yield transactions. Prior to forming LaVecchia Capital, Mr. LaVecchia ran several groups at major firms including: Managing Director and Head of the Private Equity Placement Group at Bear, Stearns & Company (1994 to 1997); Group Head of Global Private Corporate Equity Placements at Credit Suisse First Boston (1997 to 2000); Managing Director and Group Head of the Private Finance and Sponsors Group at Legg Mason Wood Walker, Inc (2001 to 2003); co-founder and Managing Partner of Viant Group (2003-2005) and Managing Director and Head of Capital Markets at FTN Midwest Securities Corp. (2005 to 2007). Mr. LaVecchia received his B.A., magna cum laude (and elected to Phi Beta Kappa), from Clark University and an M.B.A. from The Wharton School of the University of Pennsylvania with a major in Finance and a concentration in Strategic Planning. Mr. LaVecchia also currently serves as co-chairman of Premiere Opportunities Group, Inc. (PPBL, OTC), vice chairman of InfuSystem Holdings (INFU, NYSE Amex) and managing partner of Sulla Global Partners. Mr. LaVecchia also sits on several advisory boards and non-profit boards. Mr. LaVecchia’s financial and managerial knowledge and experience led to the conclusion that he should serve as a director of the Company.

Don Monaco (59) – Director: Mr. Monaco has been a director of the Company since August 2011. Since November 2005, Mr. Monaco has been the principal owner of Monaco Air Duluth, LLC, a full service, fixed-base operator aviation services business at Duluth International Airport serving airline, military and general aviation customers. Mr. Monaco previously spent 28 years as an international information technology and business management consultant with Accenture in Chicago, Illinois including 18 years as a partner and senior executive. Mr. Monaco’s business management experience led to the conclusion that he should serve as a director of the Company.

Warren Kettlewell (65) - Director: Mr. Kettlewell has been a director of the Company since January 2011. Prior to joining the Company’s board of directors, Mr. Kettlewell was an active investor of the Company for the prior five years. Mr. Kettlewell is currently the President and Chief Executive Officer of Cardar Investments Limited, a privately owned investment company involved in real estate development (“Cardar”). Mr. Kettlewell has held these respective positions at Cardar since founding the company in 1983. Mr. Kettlewell an active shareholder in and advisor to Cango Petroleum, Inc., from 1990 to 2011 a company in the business of owning and operating independent retail gas stations in Canada. The Company believes that the addition of Mr. Kettlewell to the board of directors will enhance the board with his business and real estate industry experience.

Family Relationships

There are no family relationships among our directors and executive officers.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors and 10% beneficial owners complied with all Section 16(a) filing requirements during the year ended February 28, 2011, except that, Mark Wilton, a member of the Board of Directors inadvertently failed to timely file a Form 4 for the purchase of 225,700 shares of our Common Stock for the period ending February 28, 2011. Mr. Wilton reported these transactions on a Form 5 filed on April 15, 2010.

Board Leadership Structure and Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its shareholders to combine these roles. Mr. Kerby currently serves as our Chairman and Chief Executive Officer. Due to the small size and early stage of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our Board is primarily responsible for overseeing our risk management processes, and acts as our audit committee. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our board leadership structure supports this approach.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended February 28, 2011, a shareholder of the Company loaned $210,000 to finance operations. Additionally, the shareholder made a payment of approximately $64,000 to a vendor on behalf of the Company. The Company has repaid approximately $140,000 and as of February 28, 2011 owes approximately $134,000. The loan, due on demand, has no maturity date nor does it bear any interest.

During the year ended February 28, 2011, the Company repaid $10,000 of the balance owed to a director and officer of the Company as of February 28, 2010. Additionally, the director/officer loaned the Company approximately $29,000 of which the Company repaid approximately $4,000 against this advance. As of February 28, 2011 the Company owes approximately $25,000. The loan bears interest at 18% per annum, compounded daily, on the unpaid balance and has no stated maturity date. Interest expense on the note was approximately $500 and $12,000, respectively for the nine months ended February 28, 2011 and 2010.

During the year ended February 28, 2011, the Company repaid approximately $36,000 against an outstanding loan balance of $41,000 with an unrelated entity where the same director/officer is president and as of February 28, 2011 the Company owes approximately $5,000. The loan bears interest at 18% per annum, compounded daily, on the unpaid balance and has no stated maturity date. Interest expense on the note was approximately $2,500 and $7,600, respectively for the nine months ended February 28, 2011 and 2010.

During the year ended February 28, 2011, the Company repaid, in full, approximately $17,000 against an outstanding loan balance due to an existing shareholder. The loan bore interest at 4% per annum, compounded daily, on the unpaid balance and had no stated maturity date. Interest expense on the note was approximately $150 and $600, respectively for the nine months ended February 28, 2011 and 2010.

During the year ended February 28, 2011, the Company has a loan payable with a director and officer for approximately $10,000. The loan bears interest at 4% per annum, compounded daily, on the unpaid balance and has no stated maturity date. Interest expense recorded on the loan was approximately $300 and $300, respectively for the nine months ended February 28, 2011 and 2010.

During the year February 28, 2011, the Company has a loan payable to an existing shareholder for approximately $30,000. The loan bears interest at 10% per annum, compounded daily, on the unpaid balance and has no stated maturity date. Interest expense on the loan was approximately $2,500 and $2,800 for the nine months ended February 28, 2011 and 2010 respectively.

On January, 11, 2011, the Company received $200,000 in consideration for issuing a 30 day convertible promissory note to one of its shareholders. The note bears interest at ten percent per annum and matured on February 11, 2011. The Company has issued to the holder of the note 1,000,000 Series 1 Warrants, at an exercise price of $0.50 per share, with a term of five years. The noteholder, at their option, may convert the current loan balance at any time until the loan is repaid in shares of the Company at $.050 per share. As required, the Company valued the warrants and conversion feature of the note. The value of these instruments totaled $124,000, which was recorded as a discount against the note’s outstanding balance. The discount is amortized to interest expense over the life of the debt using the effective interest method. During the year ended February 28, 2011, $124,000 of the discount was fully charged to interest expense. Interest charged to operations relating to this note for the year ended February 28, 2011 and 2010 was amounted to $1,055 and $0 respectively.

The fair value of the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	2.08%
Dividend yield	0%
Volatility factor	129.33%
Expected life	0.5 years

On December 20, 2010, the Company entered into multiple promissory note agreements with existing shareholders totaling $200,000. The terms of the promissory notes expired between twenty one and twenty six days from the original date.  In lieu of interest, 100,000 three year warrants with an exercise price of $2.00 per share and 100,000 three year warrants with an exercise price of $1.00 per shares were issued as a one-time interest payment with a fair value of approximately $74,000.  The Company issued common stock in full satisfaction of the outstanding promissory notes on the following dates:

Date	Securities	Value ($)

March 23, 2010	50,000 shares w/50,000 warrants	$50,000

April 3, 2010	100,000 shares	$50,000

April 15, 2010	100,000 shares	$50,000

April 23, 2010	100,000 shares	$50,000

The fair value of the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	1.42 to 1.57%
Dividend yield	0%
Volatility factor	138.84 to 140.31%
Expected life	1.5 years

On December 14, 2010, the Company entered into promissory note with an existing shareholder in the amount of $100,000.  The note was due and payable on December 29, 2010 and in lieu of interest 100,000 three year warrants with an exercise price of $1.00 per share were issued as a one-time interest payment with a fair value of approximately $16,000. On June 1, 2010, the Company issued 200,000 shares of its common stock in full satisfaction of this agreement.

The fair value of the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following range of assumptions:

Risk-free interest rate	1.63%
Dividend yield	0%
Volatility factor	139.7%
Expected life	0.5 years

On July 23, 2010, the Company entered into promissory note with an existing shareholder in the amount of $100,000.  The note is due and payable on July 23, 2011 and bears interest at rate of 6% per annum. As consideration for the loan, the Company issued 100,000 warrants to the holder with a three-year life and a fair value of approximately $33,000 to purchase shares of the Company’s common stock, $0.00001 par value, per share, at an exercise price of $1.00 per share.

The fair value of the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	0.94%
Dividend yield	0%
Volatility factor	115.05%
Expected life	0.5 years

The fair value of warrants is amortized as finance fees over the term of the loan. The Company recorded approximately $33,000 in prepaid finance fees upon origination and amortized approximately $12,000 and $-0-, respectively, in expense during the nine months ended February 28, 2011 and 2010.

On March 5, 2010, the Company entered into a promissory note with a director (“holder”) of the Company.  Pursuant to the note, the holder agreed to loan the Company $3,500,000. The note has an effective date of January 25, 2010 and a maturity date of January 25, 2011. The note bears interest at 6% per annum.  The holder has advanced $4,425,129 during the nine months ended February 28, 2011 during which the Company made principal payments of $190,000 against the outstanding balance and has verbally agreed to fund up to a total of $7,000,000. The balance of the note payable as of February 28, 2011 is $5,727,475. Previous to entering into this agreement and as an incentive, the Company, on January 27, 2010, issued 7,000,000 warrants to the holder with a three-year life and a fair value of $2.3 million to purchase shares of the Company’s common stock, $0.00001 par value, per share, at an exercise price of $1.00 per share.

The fair value of the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	1.46%
Dividend yield	0%
Volatility factor	136.1%
Expected life	1.5 years

The fair value of warrants is amortized as finance fees over the term of the loan. The Company recorded approximately $2.283 million in prepaid finance fees upon origination and amortized approximately $1,720,000 and -0-, respectively, in expense during the nine months ended February 28, 2011 and 2010.

On March 5, 2010, the Company entered into a promissory note with a director (“holder”) of the Company.  Pursuant to the note, the holder agreed to loan the Company $3,500,000. The note has an effective date of January 25, 2010 and a maturity date of January 25, 2011. The note bears interest at 6% per annum. The holder has advanced $875,000 during the nine months ended February 28, 2011. The balance of the note payable as of February 28, 2011 is $925,000.  As an incentive, the Company, on April 30, 2010, issued 850,000 warrants to the holder with a three-year life and a fair value of approximately $175,000 to purchase shares of the Company’s common stock, $0.00001 par value, per share, at an exercise price of $1.00 per share.

The fair value of the warrants was estimated at the date of grant using the Black-Scholes option-pricing model with the following assumptions:

Risk-free interest rate	1.51%
Dividend yield	0%
Volatility factor	124.7%
Expected life	1.5 years

The fair value of warrants is amortized as finance fees over the term of the loan. The Company recorded approximately $175,000 in prepaid finance fees upon origination and amortized approximately $114,000 and $-0-, respectively, in expense during the nine months ended February 28, 2011 and 2010.

The Company executed two agreements with a family member of an executive who is the guarantor of a merchant account required to process credit card transactions. The fee for this service is $2,100 per month. The first agreement is retroactive to when the merchant account began processing transactions in April of 2007. As a result, the Company has recorded an accrued expense in the amount of $73,500 at February 28, 2011. The second agreement provides for the same monthly fee in the amount of $2,100 for a term of 3 years beginning April, 2010.

From time to time the Company has used the services of a law firm for which a relative works and that activity was insignificant.

On June 1, 2006, the Company entered into a five year lease agreement for the purchase, installation, maintenance and training costs of certain telephone, communications and computer hardware equipment with a related party. The lease requires monthly payments of $5,078 including interest at approximately 18% per year and expires on June 1, 2011. On September 3, 2010, the Company amended the original agreement and secured additional financing in the amount of $56,671 to procure additional equipment for our real estate VOD operations as part of joint venture agreement with an un-related entity Real Biz, Inc. The purpose is to provide the funding necessary for Real Biz, Inc. to purchase and install “Solution Hardware” that will be owned by Real Biz, Inc. The lease agreement remained unchanged with the exception of the terms being extended to September 1, 2012. Interest expense on the lease was $9,807 and $14,094 for the year ended February 28, 2011 and 2010, respectively.

Between August 19, 2011 and October 14, 2011, entities affiliated with Mr. Monaco purchased convertible promissory notes in the amount of $1,000,000 from the Company.

Series A Preferred Stock

On October 14, 2008, the Company filed a Certificate of Designations with the Secretary of State of the State of Nevada therein establishing out of the our “blank check” Preferred Stock, par value of $0.00001 per share, a series designated as Series A 10% Cumulative Convertible Preferred Stock consisting of 3,000,000 shares (the “Series A Preferred Stock”). On October 22, 2009, the Company filed an Amended and Restated Certificate of Designations of Series A 10% Cumulative Preferred Stock of Next One Interactive, Inc., a Nevada Corporation, pursuant to NRS 78.1955. The Company has authorized 3,000,000 shares, par value $.01 per share and designated as Series A 10% Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”).  The Company has 663,243 and 579,763 shares issued and outstanding as of February 28, 2011 and 2010, respectively.

The holders of record of shares of Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of  the Corporation and shall be entitled to one hundred (100) votes for each share of Series A Preferred Stock. Per the terms of the Amended and Restated Certificate of Designations, subject to the availability of authorized and unissued shares of Series A Preferred Stock, the holders of Series A Preferred Stock may, by written notice to the Corporation, may elect to convert all or any part of such holder’s shares of Series A Preferred Stock into Common Stock at a conversion rate of the lower of (a) $0.50 per share or (b) at the lowest price the Company has issued stock as part of a financing.  Additionally, the holders of Series A Preferred Stock, may by written notice to the Corporation, may convert all or part of such holder’s shares (excluding any shares issued pursuant to conversion of unpaid dividends) into debt obligations of the Corporation, secured by a security interest in all of the Corporation and its’ subsidiaries, at a rate of $0.50 of debt for each share of Series A Preferred Stock.

On October 14, 2008, we issued an aggregate of 504,763 shares of Series A Preferred Stock to William Kerby, the Company’s Chief Executive Officer, in recognition of outstanding loans, personal assets pledged and personal guarantees provided by the executive, all deemed essential in allowing the Company to continue operating. On May 10, 2010, an additional 78,480 shares of Series A Preferred Stock was issued to Mr. Kerby as settlement for accrued dividends. On August 31, 2009, we issued 75,000 shares of Series A Preferred Stock to Anthony Byron, the Company’s Chief Operating Officer, in recognition of deferred compensation. On May 10, 2010, an additional 5,000 shares of Series A Preferred Stock was issued to Mr. Byron as settlement for accrued dividends.

In April 2011, the Company converted 80,000 shares of Series A Preferred Stock plus accrued but unpaid dividends in arrears on Series A Preferred stock, at the request of the holder, into 436,600 shares of common stock valued at $87,230.

On October 4, 2011, the Company issued 226,368 shares of Series A Preferred Stock to Mr. Kerby as settlement for accrued dividends.

Director Independence

All of our directors are deemed to be independent except for Bill Kerby, our Chief Executive Officer.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Board Committees

Because of our limited resources, our Board does not currently have an established audit committee or executive committee. The current members of the Board perform the functions of an audit committee, governance/nominating committee, and any other committee on an as needed basis. If and when the Company grows its business and/or becomes profitable, the Board intends to establish such committees.

Audit Committee

The Company does not have a standing audit committee of the board of directors or a committee performing similar functions.

Compensation Committee

The Company does not have a standing compensation committee of the board of directors or a committee performing similar functions.

Nominating Committee

The Company does not have a standing nominating committee of the board of directors or a committee performing similar functions.

Meetings of the Board of Directors

During the fiscal year ended February 28, 2011, the Board held 3 meetings. No director attended less than 100% of the meetings. Additionally, the Board acted one time by unanimous written consent in lieu of a meeting during 2011.

Policy Regarding Attendance at Annual Meetings of Stockholders

The Company encourages its directors to attend the Annual Meeting of shareholders.

Code of Ethics

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is available upon request from the Company by writing Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, Attention: Board of Directors.

Stockholder Communication with Directors

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, Attention: Board of Directors.

REPORT OF THE BOARD OF DIRECTORS

The Board of Directors has reviewed and discussed the audited financial statements for fiscal years ended February 28, 2011 and 2010 with the Company’s management.

The Board of Directors has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Board of Directors has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on such review and discussions, the Board of Directors recommended that the audited financial statements be included in the Company’s annual report on Form 10-K for the last fiscal year for filing with the SEC.

Respectfully submitted,
William Kerby, Chairman
Warren Kettlewell, Director
Pat LaVecchia, Director
Don Monaco, Director

The preceding Report of the Board of Director will be filed with the records of the Company.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
William Kerby	55	Chief Executive Officer
Adam Friedman	47	Chief Financial Officer

Information pertaining to Mr. Kerby, who is both a director and an executive officer of the Company, may be found in the section entitled “Information about the Nominees.”

Adam Friedman has been our Chief Financial Officer and Corporate Secretary since August 2010. From February 2006 to July 2010, Mr. Friedman served as Chief Financial Officer, Corporate Secretary, and Controller for MDwerks, Inc. (“MDwerks”) where his responsibilities included overseeing the company’s finances, human resources department, SEC compliance, and Sarbanes-Oxley compliance. Prior to joining MDwerks, Mr. Friedman served as the Vice President of Finance for CSA Marketing, Inc. from March 2005 to February 2006. For the eleven years prior to March 2005, Mr. Friedman served as the Business Manager/Controller and Director of Financial Planning at the GE/NBC/Telemundo Group, Inc. Mr. Friedman also worked as a Senior Financial Analyst for Knight-Ridder, Inc and as an Audit Senior Accountant for KPMG Peat Marwick. Mr. Friedman received his MBA from St. Thomas University and his BSM from Tulane University.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation that we have paid or that has accrued on behalf of our executive officers during the fiscal years ended February 28, 2011 and February 28, 2010

Name and principal position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

William Kerby	2011	300,000	0	0	0	0	0	14,400	314,400
CEO and Chairman of the Board (1)	2010	300,000	0	0	0	0	0	14,400	314,400

Adam Friedman	2011	68,750	0	0	0	0	0	0	68,750
CFO (2)	2010	0	0	0	0	0	0	0	0

Richard Sokolowski	2011	77,000	0	0	0	0	0	0	77,000
Former CFO (3)	2010	101,000	0	0	0	0	0	0	101,000

Anthony Byron	2011	161,500	0	0	0	0	0	0	240,000
Former COO and Director (4)	2010	240,000	0	0	0	0	0	0	240,000

Paavo Salmi	2011	125,000	0	0	0	0	0	0	125,000
Former President (5)	2010	0	0	0	0	0	0	0	0

(1)	Bill Kerby receives an annual base salary of $300,000 of which $90,000 was deferred in 2011 and 2010. He also receives an auto allowance in the amount of $1,200 per month, as additional compensation

(2)
On August 16, 2010, the board of directors of the Company appointed Adam Friedman to the position of Chief Financial Officer and Principal Financial Officer of the Company.  Mr. Friedman’s annual base salary is $150,000

(3)
Richard Sokolowski was appointed as the Company’s Chief Financial Officer and Principal Financial Officer effective July 6, 2009.  Mr. Sokolowski’s annual base salary was $150,000. On August 13, 2010, Richard Sokolowski resigned from his position as the Chief Financial Officer of Next 1 Interactive, Inc.

(4)
Anthony Byron received an annual base salary of $240,000 of which $48,000 was deferred in 2011 and $90,000 was deferred in 2010.  On December 30, 2010, Anthony Byron resigned from his position as Chief Operating Officer of Next 1 Interactive, Inc.

(5)
On August 16, 2010, the board of directors of the Company appointed Paavo Salmi to the position of President of the Company.  Mr. Salmi’s base salary was $150,000. On January 15, 2011, Mr. Salmi resigned from his position with Next 1 Interactive, Inc.

Outstanding Equity Awards at Fiscal Year-End

The shareholders approved the Next 1 Interactive, Inc. 2009 Long-Term Incentive Plan (the “2009 Plan”) at the annual shareholders meeting on October 28, 2009. Under the 2009 Plan, 4,500,000 shares of common stock are reserved for issuance on the effective date of the 2009 Plan. Utilizing a variety of equity compensation instruments, we plan to use the 4,500,000 shares under the 2009 Plan to:

(1)	Attract and retain key employees and directors, including key Next 1 executives, and

(2)	Provide an incentive for them to assist Next 1 to achieve long-range performance goals and enable them to participate in the long-term growth of the Company.

As of February 28, 2011, the Company had not granted any equity awards from this plan to its employees.

Employment Agreements

We have the following employment contracts with the named executive officers:

William Kerby is party to an employment agreement, dated October 15, 2006, with the Company. Pursuant to this employment agreement, Mr. Kerby is employed as the Company’s Chief Executive Officer at an annual base salary of $300,000 in cash and Company common stock. He may also, as determined by the Board of Directors, receive a year-end performance bonus. The initial term of the agreement commenced June 1, 2002 and terminated June 1, 2008, with an automatic renewal for a period of four years. Upon termination of the second term, the Agreement shall be automatically renewed for successive periods of four years each subject to the same terms and conditions, unless modified or terminated by one or both parties in accordance with the agreement.

Adam Friedman is party to an employment agreement, dated August 16, 2010, with the Company. Mr. Friedman is employed as the Chief Financial Officer of the Company. Under the terms of his three-year employment agreement expiring on August 15, 2013, Mr. Friedman has agreed to devote all of his time, attention, and ability to the business of the Company. The employment agreement provides that Mr. Friedman will receive a base salary for such services at an annual rate of One Hundred and Fifty Thousand Dollars ($150,000) and he will be eligible for cash bonuses at the discretion of the board of directors. Mr. Friedman is entitled to participate in our 2009 Long-Term Incentive Plan and receive other Company-paid employee benefits.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2011

Our stockholders are being asked to ratify the Board of Directors’ appointment of Sherb & Co., LLP as our independent registered public accounting firm for the year ending February 28, 2012.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of our shares of common stock and Series A Preferred Stock voting at the annual meeting, management will review its future selection of our independent registered public accounting firm.

A representative of Sherb & Co., LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Fees Paid to Auditors

As outlined in the table below, we incurred the following fees for the fiscal years ended February 28, 2011 and February 28, 2010, respectively, for professional services rendered by Sherb & Co., LLP and Kramer, Weisman & Associates, LLP, respectively, for the audit of the Company's annual financial statements and for audit-related services, tax services and all other services, as applicable.

(1) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for our audit of annual consolidated financial statements and review of consolidated financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2011	$42,500
2010	$42,500

(2) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported in the preceding paragraph:

2011	$0
2010	$0

(3) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

2011	$0
2010	$0

(4) All Other Fees

The aggregate fees billed in each of the last two fiscal years for the products and services provided by the principal accountant, other than the services reported in paragraphs (1), (2), and (3) was:

2011	$0
2010	$0

Required Vote

The affirmative vote of the majority of the votes cast at the annual meeting is required for ratification of the appointment of Sherb & Co., LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2012.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF SHERB & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2012.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K , for the fiscal year ended February 28, 2011, as filed with the SEC, is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 2690 Weston Road, Suite 200, Weston, FL 33331 or by calling telephone number (954) 888-9779. The report can also be found at http://www.sec.gov/Archives/edgar/data/1372183/000114420411035945/v225812_10k.htm

FUTURE PROPOSALS OF SECURITY HOLDERS

In the event that a stockholder desires to have a proposal considered for presentation at the 2013 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Company so that it is received  not later than one hundred twenty (120) days in advance of the first anniversary of the date the Company’s proxy statement was first provided to stockholders for the 2012 Annual Meeting of Stockholders; provided, however, that in the event that the date of the 2013 Annual Meeting is changed by more than thirty (30) days from the date of the 2012 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such meeting and ten (10) calendar days following the date on which public announcement of the date of such meeting is first made by the Company. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements. Notices should be directed to: Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, Attention: Secretary.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 954-888-9779, or send a written request to Next 1 Interactive, Inc., 2690 Weston Road, Suite 200, Weston, FL 33331, attention Investor Relations. If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the person named on the proxy to vote the shares represented thereby on such matters in accordance with his judgment.

Dated:  December 22, 2011

PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NEXT 1 INTERACTIVE, INC.

The undersigned hereby appoints Bill Kerby as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on February 10, 2012 at 9:00 A.M. at 2690 Weston Road, 2nd Floor, Weston FL, 33331, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Bill Kerby
Pat LaVecchia
Warren Kettlewell
Don Monaco

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1 and a vote FOR Proposal No. 2.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of Sherb & Company, LLP as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 201

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation